UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020. Meeting Information COMMUNITY BANK SYSTEM, INC. Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 20, 2020 Time: 3:00 PM EDT Location: Wolferts Roost Country Club 120 Van Rensselaer Boulevard Albany, NY 12204 As part of the Company's continued monitoring and precautions regarding the coronavirus (COVID-19), it is planning for the possibility that the Annual Meeting may be held at different location or time, or may be held using remote communications via a live audio webcast. If the Company takes this step, it will announce the decision to do so via a press release and post the meeting details on its website, as well as submit any appropriate filings with the SEC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. COMMUNITY BANK SYSTEM, INC. ATTN: DANIELLE M. CIMA 5790 WIDEWATERS PARKWAY DEWITT, NY 13214-1883 E97055-P34544 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How To Vote E97056-P34544 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. g XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote "FOR" each of the nominees:

1. Election of Directors

Election of all current directors for a one (1) year term until their respective successors are elected and qualified if Proposal 2 is approved:

Nominees:

1a. Brian R. Ace

1b. Mark J. Bolus

1c. Jeffrey L. Davis

1d. Neil E. Fesette

1e. Michael R. Kallet

1f. Kerrie D. MacPherson

1g. John Parente

1h. Raymond C. Pecor, III

1i. Sally A. Steele

1j. Eric E. Stickels

1k. Mark E. Tryniski

1l. John F. Whipple, Jr.

If Proposal 2 is not approved, then the election of each of the following directors for a three (3) year term and until their successors are elected and qualified:

Nominees:

1m. Brian R. Ace

1n. Michael R. Kallet

1o. John Parente

1p. John F. Whipple, Jr

The Board of Directors recommends you vote "FOR" proposals 2, 3 and 4:

2. Approval of an amendment to the Company's Certificate of Incorporation to declassify the Board of Directors.

3. Advisory vote on executive compensation.

4. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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